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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):     November  12,  1999



                            COMMUNITY WEST BANCSHARES
               (Exact Name of Registrant as Specified in  Charter)



              CALIFORNIA                  0-23575             77-0446957
     (State or Other Jurisdiction     (Commission File     (I.R.S. Employer
            of Incorporation )             Number)        Identification Number)


                                5638 HOLLISTER AVENUE
                                  GOLETA, CA  93117
                     (Address of Principal Executive Offices) (Zip Code)


Registrant's  telephone  number,  including  area  code:     (805)  692-1862

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ITEM  5.     OTHER  EVENTS.

     Attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein are press releases issued by Community West Bancshares on November 12, 1999 and November 18, 1999.


ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)     EXHIBITS

        Exhibit  No.            Description
        ------------            -----------

        99.1                    Press  Release  issued  November  12,  1999.

        99.2                    Press  Release  issued  November  18,  1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated  as  of  November  23,  1999.


                                   COMMUNITY  WEST  BANCSHARES
                                   By:  /S/  Lynda Pullon Radke
                                   ----------------------------
                                       Lynda Pullon Radke
                                       Senior Vice President
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

                                                         SEQUENTIALLY
                                                           NUMBERED
EXHIBIT NO.       DOCUMENT                                   PAGE
-----------       --------------------------------           -----
Exhibit  99.1     Press Release issued November 12, 1999.        2
Exhibit  99.2     Press Release issued November 18, 1999.        5


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